EARNINGS PER SHARE	3 Months Ended
Mar. 31, 2022
Earnings per share [abstract]
Earnings Per Share	EARNINGS PER SHARE
Basic earnings per share ("EPS") is calculated based upon the weighted average number of common shares outstanding during the period. Diluted earnings per share is calculated based upon the weighted average number of common shares outstanding during the period assuming the issuance of common shares for all potentially dilutive common shares outstanding. Basic and diluted earnings (loss) per share have been calculated for the three months ended March 31, 2021 and 2022 as follows:

	Three Months Ended March 31,
	2021	2022
	(in millions, except for per share amounts)
Net income (loss) available to equity shareholders of the Company	$(126)	$179

Weighted average shares outstanding:
Basic	500	532
Diluted	500	549

Total basic and diluted EPS attributable to equity shareholders:
Basic	$(0.25)	$0.34
Diluted	$(0.25)	$0.33